Exhibit 10.7

                            INDEMNIFICATION AGREEMENT
                            -------------------------

         THIS INDEMNIFICATION AGREEMENT (this "Agreement"), dated as of the 31st day of December, 2001, made by E&P FINANCING LIMITED PARTNERSHIP, a Maryland limited partnership ("Indemnitor"), for the benefit of Steven H. Borgmann ("Indemnitee"), provides:

         1. Recitals. Indemnitor and U.S. Bank National Association (the
            --------
"Lender"), have entered into a Loan Agreement (as it may be amended, the "Loan Agreement") pursuant to which the Lender agreed to lend certain amounts to Indemnitor. In connection with the Loan Agreement, Indemnitee executed a Guaranty Agreement dated October 20, 1999 pursuant to which Indemnitee guaranteed certain obligations of Indemnitor pursuant to the Loan Agreement (the "Guaranty").

         2. Indemnification. Indemnitor hereby agrees to indemnify and hold
            ---------------
harmless Indemnitee for any payment made by, and against any and all other losses imposed upon, incurred by, or asserted against, Indemnitee, arising out of or based upon the Guaranty.

         3. Notices. All notices to Indemnitor and Indemnitee hereunder shall be
            -------
in writing and shall be effective when received at, in the case of Indemnitee, the address set forth below:

         Steven H. Borgmann
         7170 Riverwood Drive
         Columbia, Maryland 21046
         Fax: (443) 259-4999

and in the case of Indemnitor, the address set forth below:

         E&P Financing Limited Partnership
         c/o Humphrey Hospitality Trust, Inc.
         7170 Riverwood Drive
         Columbia, Maryland 21046
         Attn: President
         Fax: (443) 259-4999

or at such other addresses as the parties may designate from time to time in writing.

                            [SIGNATURE PAGE FOLLOWS.]

         WITNESS the following signature.

                                            E&P FINANCING LIMITED PARTNERSHIP
                                            By:      E&P REIT Trust
                                                     General Partner


                                            By: /s/ George R. Whittemore
                                               -------------------------
                                            Name: George R. Whittemore
                                                 ---------------------
                                            Title: President
                                                  ----------

                                      -2-